Exhibit 31.3

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Karen A. Puckett, President and Chief Executive Officer of Harte Hanks, Inc. (the “Company”), certify that:

1.          I have reviewed this annual report on Form 10-K/A of the Company;

2.          Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 30, 2018	/s/ Karen A. Puckett
Date	Karen A. Puckett
President and Chief Executive Officer